UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2024
Regional Health Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)
Georgia	001-33135	81-5166048
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
1050 Crown Pointe Parkway
Suite 720
Atlanta, Georgia 30338
(Address of Principal Executive Offices, and Zip Code)
(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
Series A Redeemable Preferred Shares, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 11, 2024, NYSE American LLC (“NYSE American” or the “Exchange”) publicly announced and provided a notice to Regional Health Properties, Inc. (the “Company”) that the NYSE Regulation has determined to commence proceedings to delist the Company’s common stock, no par value (the “Common Stock”), and the Company’s Series A Redeemable Preferred Shares, no par value (the “Series A Preferred Shares” and, together with the Common Stock, the “Securities”), from NYSE American. NYSE Regulation has determined that the Company is no longer suitable for listing pursuant to Section 1009(a) of the NYSE American Company Guide (the “Company Guide”) as the Company was unable to demonstrate that it had regained compliance with Sections 1003(a)(i) and (ii) of the Company Guide by the end of the maximum 18-month compliance plan period, which expired on November 10, 2024.

The Company has a right to a review of the NYSE Regulation determination to delist the Securities by the Listings Qualifications Panel of the Committee for Review of the Board of Directors of the Exchange (the “Panel”). The Company’s request for such a review must be made by November 18, 2024. The Company intends to appeal such determination. The Company expects the Securities to continue to trade on NYSE American during the appeal process.

Following such appeal, a decision by the Panel will be made and announced by NYSE American regarding either proceeding with suspension and delisting or continued trading in the Securities. The filing of an application with the Securities and Exchange Commission (the “SEC”) to delist the Securities is pending completion of all applicable procedures, including any appeal by the Company of the NYSE Regulation’s decision.

Item 8.01 Other Events.

On November 11, 2024, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and involve certain risks and uncertainties, including the trading in the Company’s Securities on the NYSE American and the Company’s ability to appeal the delisting of the Securities by NYSE American. Additional information and key risks applicable to these statements are described in the Company’s reports on Forms 8-K, 10-Q and 10-K and other filings the Company makes with the SEC. All of the forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements, and actual results or developments may differ materially from those in these forward-looking statements. The Company assumes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 11, 2024.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.
Date: November 12, 2024	/s/ Brent Morrison
Brent Morrison
Chairman, Chief Executive Officer and President